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                                                                   EXHIBIT (10d)





                           OCTOBER 28, 1981 AMENDMENT

                             TO STOCK OPTIONS PLANS





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                              RUSSELL CORPORATION
                                    REVISED
                             1978 STOCK OPTION PLAN


                 Section 1. Purpose. The purpose of this Stock Option Plan (the "Plan") is to provide incentive to and to encourage stock ownership by certain key employees of Russell Corporation, an Alabama corporation (the "Company"), and to encourage such employees to remain in the employ of the Company.

                 Section 2. Administration. The Plan shall be administered by a committee appointed by the Board of Directors of the Company (the "Committee"). The Committee shall consist of not less than three members of the Board of Directors of the Company. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee shall be filled by the Board of Directors. No director, while a member of the Committee, shall be eligible to receive an option under the Plan. The Committee shall, from time to time at its discretion, make recommendations to the Board of Directors with respect to the employees who shall be granted options and the amount of stock to be optioned to each.

                 The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final unless otherwise determined by the Board of Directors. No member of the Board


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of directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

                 Section 3. Eligibility. The persons who shall be eligible to receive options shall be officers of the Company and other employees in full-time executive, administrative, and technical positions considered to be key positions with the Company, as the Board of Directors shall select from time to time from among those nominated by the Committee, provided that such employees must not have attained the age of 65 years as of
the date that the options are granted.   An optionee may hold more than one
option, but only on the terms and subject to the restrictions hereafter set forth. A director who is not an officer or full-time employee shall not be entitled to participate in the Plan.

                 Section 4. Stock. The stock subject to the option shall be shares of the authorized and unissued, or reacquired, common stock of the Company, $0.01 par value (the "Common Stock"). The aggregate number of shares which may be issued under options shall not exceed 200,000 shares of Common Stock; provided, however, that the aggregate number of shares which may be issued under options shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

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                 In the event that any outstanding option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such option may again be subjected to an option under the Plan.

                 Section 5. Terms and Conditions of Options. Stock Options granted pursuant to the Plan shall be authorized by the Board of Directors and shall be evidenced by agreements in such form as the Committee shall from time to time recommend and the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

                 5.1 Number of Shares. Each option shall state the number of shares to which it pertains. In the case of options granted after December 31, 1980, no optionee may be granted options during any calendar year covering stock having a fair market value (as hereinafter defined) on the date of grant in excess of $100,000 plus the amount of any "unused limit carryover" as defined in Section 251 of the Economic Recovery Tax Act of 1981. "Fair market value," as used herein, shall mean the mean between the high and low price of the Common Stock on the American Stock Exchange on the date in question.

                 5.2 Option Price. The option price of each share subject to an option shall be at least 100% of the mean between the high and low price of the Common Stock on the American Stock Exchange on the date of the grant of the option, and in the case of an optionee who owns in excess of

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10% of the voting stock of the Company at the time the option is granted, the option price of each share subject to an option shall be at least 110% of the mean between the high and low price of the Common Stock on the American Stock Exchange on the date of the grant of the option.

                 5.3 Medium and Time Payment. The option price shall be payable upon the exercise of the option in cash.

                 5.4 Terms and Exercise of Options. No option shall be exercisable either in whole or in part prior to two (2) years or more than ten
(10) years from the date it is granted, except in the case of an optionee who owns 10% or more of the voting stock of the Company at the time the option is granted, in which case the option may not be exercised prior to two (2) years or more than five (5) years from the date of its grant. No option may be exercised while there is outstanding, as hereinafter defined, any incentive stock option which was granted before the granting of such option to the optionee to purchase Common Stock of the Company. For purposes hereof, an option shall be considered outstanding until it is exercised in full or expires by reason of lapse of time.

                 During the lifetime of the optionee, the option shall be exercisable only by him and shall not be assignable or transferable by him and no other person may acquire any rights therein.

                 5.5 Termination of Employment Except Death. If, prior to the expiration of two (2) years from the date an option is granted, an

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optionee shall cease to be a full-time employee of the Company for any reason, such optionee shall have no right to exercise an option. Subsequent to the expiration of two (2) years from the date an option is granted, in the event of cessation of full-time employment by an optionee, such optionee may (subject to the condition that no option may be exercised after the expiration of ten (10) years from the date of its grant) exercise such option at any time within three
(3) months after such termination of full-time employment (or twelve (12) months if termination is due to disability) to the extent his right to exercise such option had accrued pursuant to paragraph 5.4 of the Plan and had not previously been exercised at the date of such termination. Neither authorized leave of absence nor absence on account of military or governmental service shall constitute termination of full-time employment for the purpose of the Plan. Termination of full-time employment shall be determined by the Committee, which determination, unless overruled by the Board of Directors, shall be final and conclusive.

                 5.6 Death of Optionee and Transfer of Option. If the optionee shall die while in the full-time employ of the Company or within a period of three (3) months after the termination of his full-time employment with the Company and shall not have fully exercised an option which otherwise would be exercisable by such optionee, the option may be exercised, subject to the condition that no option shall be exercisable after the expiration of ten
(10) years from the date it is granted, to the extent that the optionee's right to exercise such option had accrued pursuant to paragraph 5.4 of the Plan at the time of his death and had not previously

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been exercised, at any time within three (3) months after the optionee's death, by the executors or administrators of the optionee's estate.

                 No option shall be transferable by the optionee otherwise than by will or the laws of descent and distribution.

                 5.7 Recapitalization. Subject to any required action by the stockholders, the number of shares of Common Stock covered by each outstanding option, and the price per share thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration of the Company.

                 Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding option to terminate, provided that such optionee shall, in such event, if a period of two (2) years from the date of the grant of the option shall have expired, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the corporation is not the surviving corporation, to exercise his option in

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whole or in part without regard to any installment provisions contained in such option.

                 To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

                  Except as hereinbefore expressly provided in this paragraph 5.7, the optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spinoff or sale of assets, and any issuance by the Company for consideration of shares or stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the option.

                 The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

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                 5.8     No Rights as a Stockholder.  An optionee, or (where
permitted by the terms of the Plan) a transferee of an option, shall have no rights as a stockholder with respect to any shares covered by his option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in paragraph 5.7 hereof.

                 5.9 Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Board of Directors may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the granting of new options in substitution therefor (to the extent not theretofore exercised). The Board of Directors shall not, however, modify any outstanding options so as to specify a different price or accept the surrender of outstanding options and authorize the granting of New Options in substitution therefor specifying a different price, except as otherwise provided in paragraph 5.7. Notwithstanding the foregoing, however, no modification of an option shall, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted under the Plan.

                 5.10 Compliance with Securities and Exchange Commission Regulations. Shares purchased by an optionee shall only be subject to sale by such optionee in accordance with any rules or regulations which may

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apply thereto that may have been issued by the Securities and Exchange
Commission, the American Stock Exchange or any State Securities Administrator. If such shares are registered under the Securities Act of 1933, they may be sold subject to any limitations on such sale by rules of the Securities and Exchange Commission, the American Stock Exchange or any State Securities Administrator.

                 5.11 Other Provisions. The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions under the exercise of the option, as the Committee and the Board of Directors shall deem advisable.

                 Section 6.1 Term of Plan. Options may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted, or the date the Plan is approved by the stockholders, whichever is earlier.

                 Section 7. Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in

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settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided, that within sixty (60) days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense to handle and defend the same.

                 Section 8. Amendment of the Plan. The Board of Directors of the Company may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, with approval of the stockholders, no such revision or amendment shall change the number of shares subject to the Plan, change the designation of the class of employees eligible to receive options, decrease the price at which options may be granted, remove the administration of the Plan from the Committee, or render any member of the Committee eligible to receive an option under the Plan while serving thereon.

                 Section 9. Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to options will be used for general corporate purposes.

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                 Section 10.      No Obligation to Exercise Option.  The
granting of an option shall impose no obligation upon the optionee to exercise such option.

                 Section 11. Approval of Stockholders. The Plan shall be effective upon its approval by the holders of a majority of the outstanding shares of Common Stock of the Company present at a regular or special meeting thereof.

                 Date Plan adopted by Board of Directors:  March 17, 1978

                 Date Plan approved by Stockholders:  April 26, 1978

                 Date Revised Plan approved by Board of Directors: ____________

                 Date Revised Plan approved by Stockholders: __________________




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